THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CG Variable Annuity Separate Account II
Accru ChoicePlus Variable Annuity
Accru New York ChoicePlus Variable Annuity

CIGNA Variable Annuity Separate Account I
CIGNA Life Accru Variable Annuity

Supplement dated August 12, 2013

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

MFS VIT Strategic Income Series. The MFS Variable Insurance Trust (“MFS”) has informed us that the MFS VIT Strategic Income Series (the “fund”) will be reorganized into the MFS VIT Strategic Income Portfolio, effective August 16, 2013. At the time of the reorganization, contractowners of units of the MFS VIT Strategic Income Series subaccount will automatically receive a proportionate number of units of the MFS VIT Strategic Income Portfolio subaccount based on the unit value of each fund at the time of the reorganization.

For complete details relating to this fund change, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.